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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation in the Registration Statement on Form 10-SB of Delta International Mining and Exploration, Inc. of our report dated January 12, 2001 relating to the audited financial statements of Delta International Mining and Exploration, Inc. for the fiscal year ended September 30, 2000.

                                      Carpenter Mountjoy & Bressler, PSC


                                      By: /s/ Carpenter Mountjoy & Bressler, PSC
                                          --------------------------------------

                                      Date: October 15, 2001